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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        February 23, 2001
                                                  ------------------------------

                          NORTHERN TRUST CORPORATION
                          --------------------------
            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)



                  0-5965                              36-2723087
------------------------------------  ------------------------------------------
         (Commission File Number)          (IRS Employer Identification No.)


50 South LaSalle Street, Chicago, Illinois                     60675
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code         (312) 630-6000
                                                    ----------------------------

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Item 5.   Other Events
          ------------

     The purpose of this Current Report is to file the Registrant's consolidated financial statements (including the notes thereto) for the year ended December 31, 2000, and the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which will appear in the Registrant's 2000 Annual Report to Shareholders, and which will be incorporated by reference in the Registrant's annual report on Form 10-K for the year ended December 31, 2000. This financial information is presented with page numbering that conforms to the presentation of pages 26 through 81 of the Registrant's 2000 Annual Report to Shareholders and for reference purposes only, includes the page number index for the Financial Report section of the 2000 Annual Report to Shareholders.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (c)  Exhibit:

            Exhibit 23    Consent of Independent Public Accountants

            Exhibit 99    Financial Information for the year ended
                          December 31, 2000

                                       2
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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NORTHERN TRUST CORPORATION
                                           (Registrant)



                                    By:  /s/ Harry W. Short
                                       ------------------------------
                                         Harry W. Short
                                         Executive Vice President and
                                         Controller

Date: February 23, 2001

                                       3
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                                 EXHIBIT INDEX

Exhibit Number           Description of Item
--------------           -------------------

   23               Consent of Independent Public                Filed Herewith
                    Accountants

   99               Financial Information for the
                    year ended December 31, 2000                 Filed Herewith

                                       4